UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



[X]     Filed by the Registrant
[ ]     Filed by a Party other than the Registrant

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2)
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material under Sec. 240.14a-11 (c) or Sec. 240.14a-12


                         CONCURRENT COMPUTER CORPORATION
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                                       N/A
    ------------------------------------------------------------------------
   (Name of  Person (s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee   (Check the appropriate box):

[X]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and
        0-11.

        1)   Title of each class of securities to which transaction applies:

        2)   Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount in which the filing fee is calculated and state how it was determined):

        4)   Proposed maximum aggregate value of transaction:

        5)   Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:
        2)     Form, Schedule or Registration Statement No.:
        3)     Filing Party:
        4)     Date Filed:


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                                [GRAPHIC OMITED]

                                   CONCURRENT




                  NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
                               AND PROXY STATEMENT




                                 RETURN OF PROXY

Please complete, sign, date and return the enclosed proxy promptly in the enclosed addressed envelope even if you plan to attend the meeting. Postage need not be affixed to the enclosed envelope if mailed in the United States. If you attend the meeting and vote in person, the proxy will not be used. The immediate return of your proxy will be of great assistance in preparing for the meeting and is therefore urgently requested.

                                [GRAPHIC OMITED]

                                   CONCURRENT



Dear Fellow Stockholder:

     It is my pleasure to invite you to attend the Concurrent Computer Corporation 2004 Annual Meeting of Stockholders to be held at the corporate office of Concurrent Computer Corporation, 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096, at 2:00 p.m., on Wednesday, October 20, 2004.

     Your vote is important. To be sure your shares are voted at the meeting, even if you plan to attend the meeting in person, please sign and return the enclosed proxy card today. This will not prevent you from voting your shares in person if you are able to attend. Your cooperation is appreciated since a majority of the outstanding shares of Concurrent's common stock must be represented, either in person or by proxy, to constitute a quorum.

     We look forward to meeting with you on October 20, 2004.



                                   Sincerely,

                                   /s/ T.Gary Trimm
                                   T. Gary Trimm
                                   President and Chief Executive Officer

Duluth, Georgia
September 7, 2004


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                        CONCURRENT COMPUTER CORPORATION


                  NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD WEDNESDAY, OCTOBER 20, 2004

     The 2004 Annual Meeting of Stockholders of Concurrent Computer Corporation will be held at Concurrent Computer Corporation, 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096, at 2:00 p.m., on Wednesday, October 20, 2004. The meeting is being held to consider and act upon the following matters:

(1) To elect six (6) directors to serve until the next Annual Meeting of Stockholders;

(2) To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as Concurrent's independent auditors for the fiscal year ending June 30, 2005;

(3) To approve an amendment to the Concurrent Computer Corporation 2001 Stock Option Plan to increase the number of shares authorized by 4,000,000 from 3,000,000 to 7,000,000 of which, 321,946 were available for grant at the time of mailing (see discussion on p. 26); and

(4) To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     The Board of Directors has established August 23, 2004 as the record date for the determination of stockholders entitled to vote at the meeting. Only holders of record of common stock at the close of business on August 23, 2004 will be entitled to vote. A list of stockholders as of the record date will be available for inspection by stockholders at Concurrent's headquarters, 4375 River Green Parkway, Suite 100, Duluth, Georgia, 30096, during regular business hours in the ten-day period prior to the meeting and at the place of the meeting on the day of the meeting.

     All stockholders are cordially invited to attend the meeting.

                                   By order of the Board of Directors,

                                   /s/ Kirk L. Somers
                                   Kirk L. Somers
                                   General Counsel and Secretary

Duluth, Georgia
September 7, 2004


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                        CONCURRENT COMPUTER CORPORATION
                      4375 RIVER GREEN PARKWAY, SUITE 100
                              DULUTH, GEORGIA 30096

                                PROXY STATEMENT

     This proxy statement and proxy card are first being sent to stockholders on or about September 12, 2004 and are furnished in connection with the solicitation of proxies to be voted at the 2004 Annual Meeting of Stockholders of Concurrent Computer Corporation to be held at Concurrent Computer Corporation, 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096 at 2:00 p.m. on Wednesday, October 20, 2004. The enclosed proxy is solicited by Concurrent's Board of Directors.


ABOUT THE ANNUAL MEETING

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

     You are receiving a proxy statement and proxy card because you own shares of Concurrent common stock. This proxy statement describes issues on which Concurrent would like you, its stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

     When you sign the proxy card, you appoint T. Gary Trimm and Steven R. Norton as your representatives at the meeting. Mr. Trimm and Mr. Norton will vote your shares at the meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting in case your plans change.

     If an issue comes up for vote at the meeting that is not on the proxy card, Mr. Trimm and Mr. Norton will vote your shares, under your proxy, in accordance with their best judgment.

WHAT AM I VOTING ON?

     You are being asked to vote on: (1) the election of six directors, (2) the ratification of the selection of Deloitte & Touche LLP as Concurrent's independent auditors, and (3) the amendment of Concurrent's 2001 Stock Option Plan to increase the shares available under the plan from 3,000,000 to 7,000,000. No cumulative voting rights are authorized and dissenters' rights are not applicable to these matters.

WHO IS ENTITLED TO VOTE?

     Stockholders as of the close of business on August 23, 2004 are entitled to vote. This is referred to as the record date. Each share of common stock is entitled to one vote.

HOW DO I VOTE?

     You may vote via the Internet. Depending on how your shares are held, you may be able to vote via the Internet. If this option is available to you, you will have received an insert with this proxy statement explaining the procedure.

     You may vote via telephone. Depending on how your shares are held, you may be able to vote via telephone. If this option is available to you, you will have received an insert with this proxy statement explaining the procedure.

     You may vote by mail. You do this by signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope.


                                    4 of 33
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     You may vote in person at the meeting. Written ballots will be passed out to anyone who wants to vote at the meeting. If you hold your shares in "street name" (through a broker or other nominee), you must request a legal proxy from your stockbroker in order to vote at the meeting.

HOW MANY VOTES DO YOU NEED TO HOLD THE MEETING?

     Shares are counted as present at the meeting if the stockholder either is present and votes in person at the meeting or has properly submitted a proxy card.

     As of August 23, 2004, there were 62,882,654 shares of Concurrent's common stock outstanding. A majority of Concurrent's outstanding shares as of the record date, equal to 31,441,328 shares, must be present at the meeting either in person or by proxy in order to hold the meeting and conduct business. This is called a quorum.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     It means that you have multiple accounts at the transfer agent and/or with brokers. Please sign and return all proxy cards to ensure that all your shares are voted. You may wish to consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address for better customer service.

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

     You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

     - sending written notice to the corporate secretary at 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096;
     - voting again over the Internet prior to 11:59 p.m., eastern time on October 19, 2004;
     -    signing another proxy with a later date; or
     -    voting again at the meeting.

HOW MAY I VOTE FOR THE NOMINEES FOR ELECTION OF DIRECTOR?

     With respect to the election of nominees for director, you may:

     -    vote FOR the election of the six nominees for director;
     -    WITHHOLD AUTHORITY to vote for the six nominees; or
     - WITHHOLD AUTHORITY to vote for one or more of the nominees and vote FOR the remaining nominees.

HOW MANY VOTES MUST THE NOMINEES FOR ELECTION OF DIRECTOR RECEIVE TO BE ELECTED?

     The six nominees receiving the highest number of affirmative votes will be elected as directors. This number is called a plurality.

WHAT HAPPENS IF A NOMINEE IS UNABLE TO STAND FOR RE-ELECTION?

     The Board of Directors may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies may be voted for a substitute nominee.

HOW MAY I VOTE FOR THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT
AUDITORS?

     With respect to the proposal to ratify the selection of Deloitte & Touche LLP as Concurrent's independent auditors for fiscal year 2005, you may:


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     -     vote FOR ratification;
     -     vote AGAINST ratification; or
     -     ABSTAIN from voting on the proposal.

HOW MANY VOTES MUST THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS RECEIVE TO PASS?

     The ratification of the selection of the independent auditors must receive the affirmative vote of a majority of shares present or represented by proxy at the meeting.

HOW MAY I VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 2001 STOCK OPTION PLAN?

     With respect to the proposal to amend the 2001 Stock Option Plan to increase the number of shares available for award from 3,000,000 to 7,000,000, you may:

     -     vote FOR the proposal;
     -     vote AGAINST the proposal; or
     -     ABSTAIN from voting on the proposal.

HOW MANY VOTES MUST THE APPROVAL OF THE AMENDMENT TO THE 2001 STOCK OPTION PLAN RECEIVE TO PASS?

The approval of the amendment to the 2001 Stock Option Plan must receive the affirmative vote of a majority of shares present or represented by proxy at the meeting.

WHAT HAPPENS IF I SIGN AND RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

     If you return a signed card but do not provide voting instructions, your shares will be voted FOR the six named director nominees, FOR the ratification of the appointment of the independent auditors, and FOR the amendment to the 2001 Stock Option Plan.

     If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

WHAT IF I ABSTAIN FROM VOTING?

     Abstentions with respect to a proposal are counted for purposes of establishing a quorum. If a quorum is present, WITHHOLD AUTHORITY votes have no effect on the outcome of a vote on the election of directors. However, abstentions will have the effect of a vote AGAINST the ratification of the selection of the independent auditors and the amendment of the 2001 Stock Option Plan.

WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

      If your shares are held in street name, your brokerage firm may vote your shares under certain circumstances. These circumstances include certain "routine" matters, such as the election of directors and ratification of Concurrent's selected independent auditor. Therefore, if you do not vote your proxy, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted. When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting.

     A brokerage firm cannot vote customers' shares on non-routine matters, such as the proposal to amend the 2001 Stock Option Plan. Therefore, if you do not vote your proxy, your shares will not be voted on this proposal. If your brokerage firm has not received voting instructions on a non-routine matter, these shares will be considered "broker non-votes" to the extent that the brokerage firm submits a proxy. Broker non-votes will be counted for purposes of establishing a quorum to conduct business at the meeting, but will not be counted in determining the number of shares necessary for approval.


                                    6 of 33
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WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

     Concurrent will announce preliminary voting results at the meeting and will publish the final results in Concurrent's quarterly report on Form 10-Q for the second quarter of fiscal year 2005. The report will be filed with the SEC, and you will be able to get a copy by contacting the corporate secretary at (678) 258-4000, the SEC at (800) SEC-0330 for the location of the nearest public reference room, through Concurrent's web site at www.ccur.com or the SEC's EDGAR
                                                 ------------
system at www.sec.gov.
          -----------

HOW DO I OBTAIN A COPY OF THE 2004 ANNUAL REPORT TO STOCKHOLDERS AND THE 2004 ANNUAL REPORT ON FORM 10-K?

     Concurrent's Annual Report to Stockholders for the year ended June 30, 2004, which includes Concurrent's Form 10-K for the year ended June 30, 2004, accompanies this proxy statement. However, the Annual Report forms no part of the material for the solicitation of proxies.

     At the written request of any common stockholder who owns common stock as of the close of business on the record date, Concurrent will provide, without charge, a copy of our 2004 Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC, except exhibits thereto. If requested by eligible stockholders, Concurrent will provide copies of the exhibits for a reasonable fee. Requests for copies of Annual Report on Form 10-K should be mailed to the corporate secretary at 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096.


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                              ELECTION OF DIRECTORS
                               (ITEM 1 OF NOTICE)

     In accordance with Concurrent's Bylaws, the Board of Directors has presently fixed the number of directors at six members. The following nominees are standing for re-election to the Board of Directors at the meeting: Alex B. Best, Charles Blackmon, Michael A. Brunner, C. Shelton James, Steve G. Nussrallah and T. Gary Trimm. Directors will be elected to hold office until the 2005 Annual Meeting of Stockholders or until their successors have been duly elected and qualified.

     There are no arrangements or understandings between any nominee and any other person pursuant to which he was or is to be selected as a director or nominee. None of the nominees or any of the incumbent directors have a family relationship with any other nominee or director or any executive officer of Concurrent or any of its subsidiaries.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES FOR DIRECTOR.

NOMINEES FOR ELECTION OF DIRECTOR

     Information on each of the nominees for the Board of Directors, including each nominee's principal occupation and business experience for at least the last five years and the name of other publicly held companies for which he serves as a director, is set forth below.

     ALEX B. BEST. Age 63 and a director since January 2001. Mr. Best was a consultant for Cox Communications, Inc. from 2001 to 2003 and Executive Vice President of Engineering from 1986 to 2001 when he retired. Cox is, among other things, a cable company. Before joining Cox, Mr. Best spent 20 years with Scientific-Atlanta, Inc. where he was involved in numerous cable television product developments and business applications. Scientific-Atlanta is a provider of cable network equipment, including set-top-boxes. Since 2003 he has been a director of ARRIS Group, Inc., a public company that provides an array of equipment to cable operators. He was also a member of the National Cable Television Association's (NCTA) Engineering Advisory Committee, the Society for Cable Television Engineers (SCTE), and the Technical Advisory Committee of CableLabs, Inc., a research and development group.

     CHARLES BLACKMON. Age 55 and a director since April 2003. Since June 2004, Mr. Blackmon has been Vice President and Chief Financial Officer of Interline Brands, Inc., a direct marketer and distributor of maintenance, repair and operations products, including plumbing, electrical, hardware, security hardware, HVAC and other related items. From 1980 until joining Interline Brands, Mr. Blackmon had been with MAGNATRAX Corporation, a company specializing in manufacturing products for the construction industry. Throughout his career with MAGNATRAX, Mr. Blackmon played a significant role in financial reporting and corporate administration responsibilities, including, from 1994 to 1996, Vice President, Finance and Administration; from 1996 to 2002, Executive Vice President and Chief Financial Officer; and from November 2002 to June 2004, Vice President responsible for special financial and operational projects. He also served as a director of MAGNATRAX from 1999 to 2002. Mr. Blackmon was the principal Financial Officer for American Buildings Company, a predecessor of MAGNATRAX, during its initial public offering and the five years that it was a public company. Prior to his employment with MAGNATRAX, Mr. Blackmon served several years in public accounting. He is a certified public accountant and is active in local social and civic organizations.

     MICHAEL A. BRUNNER. Age 71 and a director since November 1994. Mr. Brunner was President of AT&T Federal Systems, a division of AT&T focused on federal communications and computer systems programs from 1986 to 1992, when he retired. He served in additional management, operations, sales, accounting and personnel positions with AT&T during a career that spanned over 37 years.

     C. SHELTON JAMES. Age 64 and a director since July 1996. Mr. James was Chief Executive Officer of Technisource, Inc., an IT staffing company from December 2001 to July 2002, when he retired. From August 1999 to March 2000, Mr. James served as Chairman and Chief Executive Officer of Cyberguard Corporation,


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a provider of information security solutions. From May 1991 to October 1999, Mr.
James served as Chief Executive Officer of Elcotel, Inc., a public company that manufactures telecommunications equipment. From 1990 until June 1999, Mr. James was Executive Vice President and then President of Fundamental Management Corporation, an investment management firm specializing in active investment in small capitalization companies. Prior to 1990, Mr. James was Executive Vice President of Gould, Inc., a diversified electronics company, and President of Gould's Computer Systems Division. Mr. James is a director of CSP Inc., a public company that develops and markets Internet software business solutions, image processing software, network management integration services and high-performance cluster computer systems. Additionally, Mr. James is a director of DRS Technologies, Inc., a public company that supplies defense electronic systems to government and commercial customers worldwide. During the course of his career, Mr. James was a CPA and worked in public accounting, served as a Chief Financial Officer for Systems Engineering Labs, and has served on 10 public company boards and 9 audit committees.

     STEVE G. NUSSRALLAH. Age 54 and Chairman of Concurrent's Board of Directors since October 2000. Mr. Nussrallah has been a general partner of Noro-Moseley Partners, a venture capital firm, since January 2001. Since July 2002, he has been a director for Cypress Communications Holding, Inc., a public company that provides building centric voice, data, and video services to small
and medium sized businesses.   He served as Concurrent's President and Chief
Executive Officer from January 2000 to October 2000 and as President of the VOD division from January 1999 to December 1999. From March 1996 to March 1998, he served as President and Chief Operating Officer of Syntellect Inc., a publicly-held supplier of call center solutions to the cable television industry. From January 1990 to March 1996, Mr. Nussrallah served as President and Chief Operating Officer of Telecorp Systems Inc., a privately-held supplier of call center solutions, which was acquired by Syntellect Inc. in March 1996. From 1984 to 1990, Mr. Nussrallah was employed by Scientific-Atlanta. He initially served as vice president of engineering for Scientific-Atlanta's cable television operation and later served in positions of increasing responsibility, including Vice President and General Manager of its Subscriber Business Unit.

     T. GARY TRIMM.   Age 56, President and Chief Executive Officer since July
19, 2004 and a director since August 10, 2004. Prior to joining Concurrent, Mr. Trimm served as President and CEO of OpVista Inc., a company focused on developing, manufacturing, and marketing optical transport systems for the cable and telecommunications industries, from 2003 to July 2004. Mr. Trimm remains on OpVista's board and the board of EG Technologies, Inc, where he has served since January of 2003. Before joining OpVista, he was CEO of Strategic Management LLC, a consulting firm, from 1997 to 2003 and CEO of Compression Labs, which built digital MPEG video and audio compression products, from 1995 to 1997.
From 1988 to 1995, Mr. Trimm was with Scientific Atlanta where he served as President of the Subscriber Systems Division and President of North American Operations. Prior to Scientific-Atlanta, Mr. Trimm held a number of management positions in the instrumentation and process control industry.

CORPORATE GOVERNANCE AND COMMITTEES OF THE BOARD OF DIRECTORS

     Concurrent is organized under the laws of the State of Delaware and is governed by a Board of Directors. As permitted under Delaware law and Concurrent's Certificate of Incorporation and Bylaws, the Board of Directors has established and delegated certain authority and responsibility to four standing committees: the Executive Committee, the Audit Committee, the Nominating Committee, and the Compensation Committee. The Board annually reviews the membership of and the authority and responsibility delegated to each committee.

     Concurrent's Board is committed to good business practices, transparency in financial reporting and effective corporate governance. The Board annually reviews Concurrent's corporate governance policies and practices in light of the requirements of applicable law and the listing standards of Nasdaq.
Concurrent's Board meets regularly in executive sessions which are comprised of the independent directors. Concurrent has adopted a Business Code of Ethics and Compliance Policies for all employees as well as a Code of Ethics for Senior Executives and Financial Officers and an Accounting/Auditing Complaint Policy. Concurrent's codes of ethics and its Accounting/Auditing Complaint Policy are available on Concurrent's corporate website at www.ccur.com in the Corporate
                                               ------------
Governance section.


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     During fiscal year 2004, there were 14 meetings of the Board of Directors.
All of the directors attended all of the meetings of the Board held during the periods that they served during fiscal year 2004 and all meetings of the committees on which they served during fiscal year 2004.

     Self-Evaluation

      In August 2004 the Nominating Committee led the Board through an internal self-evaluation as well as an internal self-evaluation of the Compensation and Audit Committees.

     Policy on Director Attendance at Annual Meeting

     At the last annual meeting, held on October 21, 2003, all of Concurrent's directors were present except Mr. Nussrallah. In June of 2004, Concurrent adopted a formal policy making it clear that all directors are expected to attend the annual meeting.

     Stockholder Communications with the Board of Directors

     On June 16, 2004, Concurrent adopted a formal process for stockholder communications with members of the Board of Directors. The process requires Concurrent to maintain on its corporate website (www.ccur.com) information
                                                 ------------
explaining that stockholders who wish to communicate directly with the Board of Directors may do so by writing the Board as a group or the non-management directors as a group via Concurrent's corporate secretary at its corporate headquarters. The policy further provides that the corporate secretary shall review all written correspondence received from stockholders and forward such correspondences periodically to the directors. In addition, employees, customers, stockholders, vendors or partners may also make anonymous reports under Concurrent's Accounting/Auditing Complaint Policy regarding any financial irregularities, fraud, errors, or false statements.

     Board Committees and the Nomination Process

     Executive Committee. The current members of the Executive Committee are Messrs. Nussrallah (Chairman), Blackmon, and Trimm. The committee has, to the extent legally permitted, the power and authority of the Board of Directors.
One meeting of the Executive Committee was held during fiscal year 2004. All matters that could have been addressed by the committee during the fiscal year were addressed by the full Board of Directors. The Executive Committee operates under a written Executive Committee charter adopted by the Board of Directors, effective August 20, 2003. A copy of the charter may be found on Concurrent's corporate website (www.ccur.com) in the Corporate Governance section.
                   ------------

     Audit Committee. The current members of the Audit Committee are Messrs. James (Chairman), Brunner and Blackmon. All of the members of the Audit Committee have been determined by the Board to be independent within the meaning of applicable SEC rules and Nasdaq listing standards. The principal responsibilities of the Audit Committee are:

     - to review Concurrent's financial statements contained in filings with the SEC;
     - to review matters relating to the examination of Concurrent's financial statements by its independent auditors, accounting procedures and controls; and
     -    to  appoint  Concurrent's  independent  auditors.

The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors. The charter was revised and restated, effective August 20, 2003, and may be found on Concurrent's corporate website (www.ccur.com) in
                                                              ------------
the Corporate Governance section. The Audit Committee charter, among other things:

     - gives the Audit Committee the exclusive right to appoint, review and assess the performance of Concurrent's independent auditors;
     - requires Audit Committee pre-approval of all audit and non-audit services to be provided by Concurrent's independent auditors;


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     -    gives the Audit Committee oversight of internal audit programs and evaluation of financial controls;
     - provides for regular executive sessions with independent auditors and other members of management;
     -    requires approval of any related party transactions by the Audit
          Committee;
     - requires the Audit Committee to establish procedures for receipt, retention and treatment of confidential complaints regarding Concurrent's accounting, internal controls and financial reporting;
     - requires the Audit Committee to annually review the Code of Ethics for Senior Executive and Financial Officers; and
     - requires the Audit Committee to conduct annual performance evaluations of the Audit Committee.

There were 11 meetings of the Audit Committee during fiscal year 2004.

     Nominating Committee. The current members of the Nominating Committee are Messrs. Best (Chairman), Brunner and James. All of the members of the Nominating Committee are independent within the meaning of the Nasdaq listing standards. The principal responsibilities of the committee are:

     - to select potential candidates for director and recommend selected candidates to the full Board;
     - to develop and recommend to the Board a self-evaluation process for the Board and its committees and oversee such evaluation process; and
     - to make recommendations to the Board concerning the structure and membership of other Board committees.

The Nominating Committee operates under the Nominating Committee charter adopted by the Board of Directors on August 20, 2003, a copy of which may be found on Concurrent's corporate website (www.ccur.com) in the Corporate Governance
                                ------------
section. The Nominating Committee charter among other things, provides that the Nominating Committee will:

     -    determine desired skills for directors;
     - seek individuals whose skills and attributes reflect those desired for directors;
     -    evaluate and propose nominees for election to the Board;
     - annually review committee chairs and membership and recommend changes to the Board;
     - develop and recommend to the Board a self-evaluation process for the Board and its committees and to oversee the process; and
     -    review any potential or actual conflicts of interest.

There was 1 meeting of the Nominating Committee during fiscal year 2004.

     Compensation Committee. The current members of the Compensation Committee are Messrs. Brunner (Chairman), Best and Blackmon. All members of the Compensation Committee are independent within the meaning of the Nasdaq listing standards. The principal responsibilities of the committee are:

     - to review and approve compensation (salary, bonus, and long-term and short-term incentives) to executive officers and senior management;
     - to administer Concurrent's incentive compensation plans, equity based plans and other employee benefit plans, subject to certain limitations; and
     -    to annually review the annual incentive bonus structure.

The Compensation Committee operates under a written Compensation Committee charter adopted by the Board of Directors. The charter was revised and restated, effective August 20, 2003, and may be found on Concurrent's corporate website (www.ccur.com) in the Corporate Governance section. The Compensation Committee
 ------------
charter, among other things:

     - gives the Compensation Committee the authority to annually approve company goals and objectives for the Chief Executive Officer and other senior executives;
     - provides that the Compensation Committee may retain, as appropriate, compensation consultants;


                                    11 of 33

     - provides for the review and approval by the Compensation Committee of salaries, short and long-term incentives, and special perquisites for the Chief Executive Officer and other senior executives; and
     - gives the Compensation Committee the authority to grant stock options and other awards under the company's incentive compensation programs.

There were 9 meetings of the Compensation Committee during fiscal year 2004.

     Stockholder Recommendations of Director Nominations. On July 28, 2004, the Nominating Committee adopted a written policy covering the receipt of recommendations by stockholders for director nominees. The Nominating Committee will consider all properly submitted stockholder recommendations when evaluating director nominees for recommendation to the Board of Directors. However, acceptance of a recommendation for consideration does not imply that the Nominating Committee will nominate the recommended candidate. In order to submit a nominee recommendation, stockholders must follow the following procedures:

     1. Submit recommendations in writing to the corporate secretary at Concurrent's corporate headquarters;

     2. Include in the submission the following information concerning the recommended individual for the Committee to consider:

          -    age;
          -    business address and residence address of such person;
          - five-year employment history, including employer names and business descriptions;
          - the class and number of shares of Concurrent which are beneficially owned by such person;
          - ability of the individual to read and comprehend financial statements;
          -    the information required by Item 404 of SEC Regulation S-K;
          -    board memberships (if any);
          - any other information relating to such person that is required to be disclosed in solicitations or proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and
          - a statement supporting the nominating stockholder's view that the recommended individual possesses the minimum qualifications prescribed by the Nominating Committee for nominees.

     3. Include with the submission a written consent of the individual to be interviewed by the Committee and to stand for election if nominated and to serve if elected.

     4. Include in the submission the following information concerning the stockholder (or group of stockholders) recommending the individual for the Committee to consider:

          - the name and address, as they appear on Concurrent's books, of such stockholder; and
          - the class and number of shares of Concurrent which are beneficially owned by such stockholder.

     5. The nominating recommendation must state the relationships between the proposed nominee and the recommending stockholder and any agreements or understandings between the nominating stockholder and the nominee regarding the nomination.

     All such stockholder nomination recommendations for an Annual Meeting of Stockholders must be delivered, as provided above, at Concurrent's corporate headquarters not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.


                                    12 of 33

     Stockholders may also nominate candidates for election to Concurrent's Board of Directors. Any stockholder wishing to make a nomination should adhere to the provisions set forth in Article IV of Concurrent's Bylaws, as described under "Other Matters - 2005 Stockholder Proposals."

     Procedures for Identifying and Evaluating Candidates for the Board of Directors. On July 28, 2004, the Nominating Committee adopted a written policy covering the procedures for identifying and evaluating candidates for the Board of Directors. The Nominating Committee's process for selecting nominees begins with an evaluation of the performance of incumbent directors and a determination of whether the Board or its committees have specific unfilled needs. The Nominating Committee then considers nominees identified by the committee, other directors, executive officers of Concurrent and stockholders. The committee may obtain, as deemed necessary or appropriate, advice and assistance from legal, executive search, accounting or other advisors.

     In identifying and recommending nominees to the Board, the Nominating Committee will consider certain skills and attributes of prospective candidates, including, but not limited to:

     -    the highest personal and professional ethics, integrity and values;
     - business or professional knowledge and experience that will contribute to the effectiveness of the Board and the committees of the Board;
     -    sound judgment;
     - lack of interests that materially conflict with those of Concurrent's stockholders; and
     -    demonstrated professional achievement.

Further the candidate must be willing to:

     -    consent to stand for election if nominated and to serve if elected;
          and
     - devote sufficient time to carrying out his or her duties and responsibilities effectively.

In addition, the Nominating Committee will consider the following:

     - at least a majority of the Board must be independent as determined by the Board under the Nasdaq listing standards;
     - at least one member of the Board should have the qualifications and skills necessary to be considered an "Audit Committee Financial Expert," as defined by the rules of the SEC; and
     - at least three directors must meet the requirements for Audit Committee membership required by the Nasdaq listing standards and the SEC.

     All potential candidates are interviewed by the Nominating Committee and may be interviewed by other members of the Board and senior management.

COMPENSATION OF DIRECTORS

     Non-employee directors receive a $20,000 annual retainer payable in two installments, the first half upon election as a director of Concurrent at the Annual Meeting of Stockholders and the second half at the April Board meeting.
A non-employee who becomes a director of Concurrent after the Annual Meeting of Stockholders receives a pro rata portion of the annual retainer, payable at the time of becoming a non-employee director. In addition, non-employee directors receive $2,000 per meeting they attend in person or $500 per meeting they attend by telephone, including supplemental meetings in person with management where the business to be conducted cannot be reasonably accomplished during any scheduled meeting times and is necessary in furtherance of the required duties of a director. However, this amount may not exceed $2,000 per day for attendance at Board, committee and supplemental meetings regardless of the number of meetings attended on a given day. In addition, non-employee directors who serve as a chairman of the Audit or Compensation Committees of the Board of Directors receive $7,500 per annum. These fees are payable in two installments, the first half at the Annual Meeting of Stockholders and the second half at the April Board meeting. Further, the Chairman of the Board, Mr. Nussrallah, is paid an additional $25,000 per year for serving as Chairman.


                                    13 of 33

     Concurrent's 2001 Stock Option Plan provides that upon the initial election of a non-employee director, such non-employee director automatically receives an option to purchase 20,000 shares of Concurrent common stock. On the date of each successive Annual Meeting of Stockholders, each non-employee director automatically receives an option to purchase 10,000 shares of Concurrent common stock. The options are fully vested non-statutory options and are priced at 100% of the fair market value of Concurrent common stock on the date of grant. Each option terminates, to the extent not exercised prior thereto, upon the earlier to occur of (1) the tenth anniversary of the date of grant or (2) three years following the director's retirement from the Board.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain required summary compensation information for fiscal years 2004, 2003 and 2002 for (1) Concurrent's Chief Executive Officer, and (2) Concurrent's four other most highly compensated executive officers who earned more than $100,000 in salary and bonus during fiscal year 2004 (the "Named Executive Officers").

                                            ANNUAL COMPENSATION           LONG TERM
                                         ------------------------  -------------------------
                                                                      COMPENSATION AWARDS
                                                                   -------------------------
                                                                   SECURITIES   RESTRICTED
                                                                   UNDERLYING      STOCK       ALL OTHER
NAME AND                       FISCAL      SALARY        BONUS       OPTIONS      AWARDS     COMPENSATION
PRINCIPAL POSITION              YEAR         ($)          ($)          (#)      ($) (1) (2)     ($) (3)
---------------------------  ----------  -----------  -----------  -----------  -----------  -------------

Jack A. Bryant, III (4)            2004      329,992            -       60,525           -          8,000
  President and Chief              2003      326,531        7,835       20,175     225,002         13,161
  Executive Officer                2002      291,230      255,438      200,000           -         11,909

Stephen K. Necessary (5)           2004      285,000       11,756       29,400           -          8,000
  President, VOD Division          2003      285,000       11,400        9,800      23,532         18,600
                                   2002       10,962       25,000      400,000           -         75,658

Steven R. Norton                   2004      206,710        9,819       23,700           -          8,000
  Executive Vice President         2003      205,359       18,270        7,900     169,036         12,378
  and Chief Financial              2002      193,460      123,413       50,000           -         10,250
  Officer

Robert E. Chism                    2004      190,798        9,444       17,475           -          8,000
  Chief Technology Officer         2003      189,553       12,913        5,825      40,492         12,349
  and Vice President,              2002      178,464       69,268       50,000           -         10,404
  Development, VOD
  Division

Kirk L. Somers (6)                 2004      184,995       18,315       16,950           -          7,842
  General Counsel and              2003      180,762       11,056        5,650      24,168         12,322
  Secretary                        2002       97,591       45,717       32,500           -          5,653

(1) The Named Executive Officers do not own any shares of restricted stock other than shares granted during fiscal year 2003. The amount shown is the estimated value of the restricted stock awards on the grant date (April 28, 2003) at the Nasdaq closing price of $2.12 on such date. As discussed in footnote 2, the restrictions on 25% of these shares lapsed on April 28, 2004. The aggregate number and value of the remaining shares of restricted stock as of June 30, 2004 based upon the Nasdaq closing price of $1.98 on that date, were as follows:


                                    14 of 33

                      Aggregate Number of Shares     Dollar Value of Aggregate
                        of Restricted Stock (#)    Restricted Stock Holdings ($)
Name
--------------------------------------------------------------------------------

Jack A. Bryant, III            79,599                       157,606
Stephen K. Necessary            8,325                        16,484
Steven R. Norton               59,800                       118,404
Robert E. Chism                14,325                        28,364
Kirk L. Somers                  8,550                        16,929

(2) Restricted stock awards earned in fiscal year 2003 were granted on April 28, 2003. The restrictions on 25% of these shares lapsed on April 28, 2004 and the remaining shares will continue to vest annually in 33% increments based on the original grant amount through April 28, 2007. To the extent Concurrent pays dividends, dividends will be paid on shares of restricted stock held by Named Executive Officers.
(3) The amounts shown include Concurrent's matching contribution during the year to such person under Concurrent's Retirement Savings Plan, a defined contribution plan. All other compensation for Mr. Necessary for fiscal year 2002 also includes a $75,000 sign-on bonus, which is subject to re-payment to the company in certain circumstances.
(4) Mr. Bryant ceased to serve as Concurrent's President and Chief Executive Officer as of July 16, 2004. At that time, Mr. Bryant's restricted stock was cancelled. As discussed under the caption "Executive Employment Agreements - Jack A. Bryant, III", certain of Mr. Bryant's options terminated or will terminate in connection with the cessation of his employment. Effective July 19, 2004, Mr. T. Gary Trimm was elected as President and Chief Executive Officer.
(5) Mr. Necessary joined Concurrent in June 2002 as President of Concurrent's VOD division.
(6)  Mr. Somers joined Concurrent in November 2001 as General Counsel.

OPTION GRANTS

     The following table shows all grants of stock options to the Named Executive Officers during fiscal year 2004. No stock appreciation rights were granted during fiscal year 2004.

                                         OPTION GRANTS IN LAST FISCAL YEAR


                                           INDIVIDUAL GRANTS
                         ----------------------------------------------------
                                                                                  POTENTIAL REALIZABLE VALUE
                                                                                       AT ASSUMED ANNUAL
                          NUMBER OF     PERCENT OF                                    RATES OF STOCK PRICE
                         SECURITIES    TOTAL OPTIONS                                APPRECIATION FOR OPTION
                         UNDERLYING     GRANTED TO      EXERCISE                            TERM
                           OPTIONS       EMPLOYEES     PRICE PER   EXPIRATION  ------------------------------
NAME                     GRANTED (1)  IN FISCAL 2004   SHARE ($)      DATE       5% ($)(2)       10% ($)(2)
-----------------------  -----------  ---------------  ----------  ----------  --------------  --------------
Jack A. Bryant, III (3)       20,175             2.6%        3.07  08/25/2013         38,952          98,712
                              20,175             2.6%        4.56  10/27/2013         57,857         146,621
                              20,175             2.6%        4.94  02/04/2014         62,679         158,840

Stephen K. Necessary           9,800             1.3%        3.07  08/25/2013         18,921          47,949
                               9,800             1.3%        4.56  10/27/2013         28,104          71,221
                               9,800             1.3%        4.94  02/04/2014         30,446          77,156

Steven R. Norton               7,900             1.0%        3.07  08/25/2013         15,253          38,653
                               7,900             1.0%        4.56  10/27/2013         22,655          57,413
                               7,900             1.0%        4.94  02/04/2014         24,543          62,197

Robert E. Chism                5,825              .8%        3.07  08/25/2013         11,247          28,501
                               5,825              .8%        4.56  10/27/2013         16,705          42,333
                               5,825              .8%        4.94  02/04/2014         18,097          45,862

Kirk L. Somers                 5,650              .7%        3.07  08/25/2013         10,909          27,645
                               5,650              .7%        4.56  10/27/2013         16,203          41,061
                               5,650              .7%        4.94  02/04/2014         17,553          44,483


                                    15 of 33

(1) Options granted in fiscal year 2004 were made under the 2001 Stock Option Plan. These options:
     - were granted at an exercise price equal to 100% of the fair market value of the common stock on the date of the grant;
     -    expire ten years from the date of the grant; and
     - vest in 25% increments on each anniversary date of the grant, subject to the terms and conditions of the plan.
(2) Concurrent is required to use a 5% and 10% assumed rate of appreciation over the ten-year option terms. This does not represent Concurrent's projection of the future common stock price. If the common stock does not appreciate, the Named Executive Officers will receive no benefit from the options.
(3) As discussed under the caption "Executive Employment Agreements - Jack A. Bryant, III", certain of Mr. Bryant's options terminated or will terminate in connection with the cessation of his employment.

FISCAL YEAR-END OPTION VALUES

     The following table provides information with respect to the number of unexercised options held by the Named Executive Officers at June 30, 2004.
There were no stock options exercised by the Named Executive Officers during the
year ended June 30, 2004.   In addition, none of the Named Executive Officers,
except Mr. Chism, held any exercisable in-the-money options as of June 30, 2004.

                            FISCAL YEAR-END OPTION VALUES


                              NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                             UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                           OPTIONS AT FISCAL YEAR-END       AT FISCAL YEAR-END (1)
                         -----------------------------  -----------------------------

NAME                      EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------  --------------  -------------  -------------  --------------

Jack A. Bryant, III (2)         505,044        175,656              -               -

Stephen K. Necessary            202,450        236,750              -               -

Steven R. Norton                426,975         54,625              -               -

Robert E. Chism                 529,123         46,843  $       4,133               -

Kirk L. Somers                   17,663         37,437              -               -

(1) This number is calculated by subtracting the option price from the closing price of common stock as reported by the Nasdaq Stock Market on June 30, 2004 of $1.98 to get the "average value per option," and multiplying the average value per option by the number of exercisable and unexercisable options. The amounts in this column may not represent amounts actually realized by the Named Executive Officers.
(2) As discussed under the caption "Executive Employment Agreements - Jack A. Bryant, III", certain of Mr. Bryant's options terminated or will terminate in connection with the cessation of his employment.


                                    16 of 33

EXECUTIVE EMPLOYMENT AGREEMENTS

     Concurrent has entered into employment agreements with the Named Executive Officers. These agreements contain generally the same terms and provide for a base salary to be reviewed for increase annually with such increases as awarded at the discretion of the Board of Directors or a committee thereof. The agreements also provide for an annual bonus opportunity in a target amount to be established by the Board of Directors or a committee thereof. The actual amounts paid depend upon the degree of achievement of various objectives reasonably consistent with Concurrent's business plan, which is approved annually by the Board of Directors.

     Pursuant to the terms of the employment agreements with the Named Executive Officers, employment may be terminated by either Concurrent or the respective executive officer at any time. In the event the executive officer voluntarily resigns (except as described below) or is terminated for cause, compensation under the employment agreement will end. In the event an agreement is terminated directly by Concurrent without cause or in certain circumstances constructively by Concurrent, the terminated employee will receive severance compensation based upon his or her employment agreement. Severance compensation would be paid in equal, biweekly installments or in accordance with Concurrent's normal salary payment procedures. If a Named Executive Officers' employment is terminated for any reason, he is prohibited from competing with Concurrent, soliciting customers of Concurrent, or trying to hire its employees for the period in which he receives severance, if any, plus one year.

     Jack A. Bryant, III. In July 2000, Concurrent entered into an employment agreement with Mr. Bryant. As of July 16, 2004, Mr. Bryant ceased to serve as Concurrent's President and Chief Executive Officer.

     - Due to the fact that Mr. Bryant's termination was not "for cause", the agreement provides for the payment of salary of $330,000 and target bonus of $214,500 for twelve months after the date of termination payable in equal biweekly installments or in accordance with Concurrent's normal salary payment procedures.

     - Mr. Bryant is prohibited from competing with Concurrent, soliciting customers of Concurrent, or trying to hire its employees for the period in which he receives severance plus one year.

     - On the date Mr. Bryant's employment ceased, all of his unvested options, 125,656, granted under the 2001 Stock Option Plan were cancelled. Additionally, Mr. Bryant holds 55,044 options granted pursuant to the 2001 Stock Option Plan that will terminate, unless exercised, on or before October 16, 2004. The restricted stock awards held by Mr. Bryant were forfeited with the cessation of his employment. Pursuant to the 1991 Stock Option Plan, Mr. Bryant is vested in 475,000 options that he will have the term of the options (10 years) to exercise and holds another 25,000 options that will vest through his severance and become exercisable for the term of the options (10 years).

     Stephen K. Necessary. In June 2002, Concurrent entered into an employment agreement with Mr. Necessary, the President of the VOD division. His compensation included a signing bonus of $75,000. He will be paid an annual salary of $285,000 for fiscal year 2005 and may be paid an annual target bonus of 50% of his annual base salary. The objectives for each year and other terms and conditions of the bonus opportunity are established by the Board of Directors or a committee thereof. For superior performance, the bonus opportunity may be increased up to one and one-half (1.5) times his annual target bonus. If he becomes entitled to severance, he will receive 12 months thereof.

     Steven R. Norton. In October 1999, Concurrent entered into an employment agreement with Mr. Norton, the Executive Vice President and Chief Financial Officer. He will be paid an annual salary of $250,000 for fiscal year 2005 and may be paid an annual target bonus of 50% of his annual base salary. The objectives for each year and other terms and conditions of the bonus opportunity are established by the Board of Directors or a committee thereof. For superior performance, the bonus opportunity may be increased up to one and one-half (1.5) times his annual target bonus. If he becomes entitled to severance, he will receive 12 months thereof.


                                    17 of 33

     Robert E. Chism. In June 1996, Concurrent entered into an employment agreement with Mr. Chism, the Chief Technology Officer and Vice President, Development for the VOD division. He will be paid an annual salary of $190,800 for fiscal year 2005 and may be paid an annual target bonus of 40% of his annual base salary. The objectives for each year and other terms and conditions of the bonus opportunity are established by the Board of Directors or a committee thereof. For superior performance, the bonus opportunity may be increased up to one and one-half (1.5) times his annual target bonus. If he becomes entitled to severance, he will receive 12 months thereof.

     Kirk L. Somers. In November 2001, Concurrent entered into an employment agreement with Mr. Somers, the General Counsel and Secretary. He will be paid an annual salary of $205,000 for fiscal year 2005 and may be paid an annual target bonus of 35% of his annual base salary. The objectives for each year and other terms and conditions of the bonus opportunity are established by the Board of Directors or a committee thereof. For superior performance, the bonus opportunity may be increased up to one and one-half (1.5) times his annual target bonus. If he becomes entitled to severance, he will receive 6 months thereof.

     In addition to the Named Executive Officers, Concurrent entered into employment agreements with T. Gary Trimm, the new President and Chief Executive Officer, and Warren Neuburger, the new President of the Integrated Solutions division.

     T. Gary Trimm's employment commenced July 19, 2004. His compensation included a signing bonus of $50,000 and options to purchase 500,000 shares of Concurrent common stock priced at the fair market value on Mr. Trimm's first day of employment, the options vesting over four years in equal amounts. He will be paid an annual salary of $350,000 for fiscal year 2005 and may be paid an annual target bonus of 50% of his annual base salary. The objectives for each year and other terms and conditions of the bonus opportunity are established by the Board of Directors or a committee thereof. For superior performance, the bonus opportunity may be increased up to one and one-half (1.5) times his annual target bonus. If he becomes entitled to severance, he will receive 12 months thereof.

     Warren K. Neuburger's employment commenced June 24, 2004. His compensation included reimbursement of relocation expenses up to a maximum of $50,000 as well as options to purchase 100,000 shares of Concurrent common stock priced at the fair market value as of Mr. Neuburger's first day of employment, the options vesting over four years in equal amounts. He will be paid an annual salary of $270,000 for fiscal year 2005 and may be paid an annual target bonus of 50% of his annual base salary. The objectives for each year and other terms and conditions of the bonus opportunity are established by the Board of Directors or a committee thereof. For superior performance, the bonus opportunity may be increased up to one and one-half (1.5) times his annual target bonus. If he becomes entitled to severance, he will receive 12 months thereof.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Compensation Committee are Messrs. Brunner (Chairman), Best and Blackmon. None of the members of the Compensation Committee have ever been an officer or employee of Concurrent. In addition, none of Concurrent's executive officers serve as a member of a Board of Directors or Compensation Committee of any entity that has one or more executive officers who serves on Concurrent's Board or on the Compensation Committee.


                                    18 of 33

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


OVERVIEW AND PHILOSOPHY

     Concurrent's primary objective is to maximize stockholder value over time by developing and implementing a comprehensive business strategy. The Compensation Committee's primary objective is to review compensation programs, employee benefit plans and personnel policies applicable to officers and other members of Concurrent's senior management to assure that they support Concurrent's objectives and are in the long-term interests of the stockholders. The Compensation Committee reviews the performance of executive officers and establishes appropriate compensation, including cash and long-term incentive compensation and stock option grants and restricted stock awards. The Compensation Committee's overall compensation philosophy is to provide rewards that:

     - emphasize stockholder value creation through a pay-for-performance compensation program;
     - target to market competitive base salaries for key executives and senior management;
     -    target to market competitive annual incentive targets;
     -    emphasize market competitive long-term incentive opportunities; and
     -    encourage executive stock ownership.

The Compensation Committee solicits and analyzes periodic reports from independent consultants regarding the appropriateness of compensation levels.

EXECUTIVE OFFICER COMPENSATION

     The Compensation Committee uses the following key principles in structuring, reviewing and revisiting compensation targets and packages of executive officers:

     - Equity At-Risk Link of company performance and individual rewards to instill ownership (stockholder) thinking. Recognition of individual contributions toward achievement of specific business objectives as well as overall company results.

     - Competitive Position of both base salary and total compensation with the high technology computer industry.

COMPONENTS OF EXECUTIVE COMPENSATION

     The three components of executive compensation are base salary, annual incentive (bonus) awards and equity participation.

     - Base Salary. Base salary is determined based on competitive factors and individual and company performance. It is targeted to be at approximately the average of the high technology computer industry for comparable positions of responsibility. Annual increases are intended to be consistent with individual and company performance and competitive with industry trends.

     - Annual Incentive (Bonus) Awards. At the beginning of each fiscal year, the Compensation Committee establishes target bonus opportunities for each executive officer based on the achievement of company performance objectives. The target bonus opportunity is a percentage of base salary, generally 35% to 50% for executive officers. The target bonus opportunity is reviewed periodically for an increase based on level of responsibility, potential contribution to the achievement of company objectives and competitive practices. Under recent plans, the target bonus is earned based on the achievement of company performance objectives set annually, for example, the achievement of a certain level of revenue and profitability before income taxes. Minimum thresholds of achievement are also established. Actual awards are determined at the end of the fiscal year based on achievement of the established company performance objectives.


                                    19 of 33

     - Equity Participation. Equity participation is in the form of restricted stock awards and stock option grants with exercise prices equal to the fair market value of a share of common stock at the effective date of grant.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Bryant was President and Chief Executive Officer of Concurrent
effective October 30, 2000 through July 16, 2004.   For fiscal year 2004, Mr.
Bryant was not paid a bonus.   Mr. Bryant will be paid severance of his salary
plus target bonus for fiscal year 2005 which aggregates to $544,500.

     Mr. Trimm was elected to the position of President and Chief Executive Officer of Concurrent effective July 19, 2004. His base salary will be $350,000 with a target bonus of 50% of his annual base salary.

     In determining the Chief Executive Officer's compensation, the Compensation Committee considers the principles described above relating to compensation for all executive officers.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent that the compensation paid to any of these officers exceeds $1 million in any fiscal year unless the compensation is "performance-based compensation" under Section 162(m). The Compensation Committee intends to structure compensation paid pursuant to bonus and stock-based compensation programs to meet the requirements for treatment as performance-based compensation under Section 162(m) to the extent feasible and in the best interests of Concurrent's stockholders after taking into account the materiality of the tax deductions which might be lost versus the broader interests to be served by paying compensation for services rendered which is competitive.

CONCLUSION

     The Compensation Committee believes the executive compensation policies and programs serve the interests of the stockholders and Concurrent. The Compensation Committee also believes the base salary amounts, bonus awards and equity participation grants for executive officers have been linked to and are commensurate with company performance and individual efforts in achieving the strategic goals of Concurrent.

                                   COMPENSATION COMMITTEE

                                   Michael A. Brunner, Chairman
                                   Alex B. Best
                                   Charles Blackmon

                                   August 31, 2004



     The foregoing report should not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended (collectively, the "Acts"), except to the extent that Concurrent specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


                                    20 of 33

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table presents information as of June 30, 2004 about Concurrent's common stock that may be issued upon the exercise of options, warrants and rights under Concurrent's 1991 Stock Option Plan, 2001 Stock Option Plan, the Rifenburgh Plan and the Vivid Acquisition Plan.


                                                                                    NUMBER OF SECURITIES
                                 NUMBER OF SECURITIES TO      WEIGHTED- AVERAGE    REMAINING AVAILABLE FOR
                                BE ISSUED UPON EXERCISE OF    EXERCISE PRICE OF     FUTURE ISSUANCE UNDER
                                   OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,     EQUITY COMPENSATION
      PLAN CATEGORY                WARRANTS AND RIGHTS       WARRANTS AND RIGHTS            PLANS
------------------------------  --------------------------  ---------------------  -----------------------

Equity compensation plans
approved by security holders

        1991 Option Plan (1)                     2,923,053  $                8.91                        -

        2001 Option Plan                         2,033,610  $                4.66                  679,797
                                --------------------------  ---------------------  -----------------------
     Subtotal                                    4,956,663  $                7.16                  679,797

Equity compensation plans not
approved by security holders

        2001 Rifenburgh Stock
        Option Plan (2)                             10,000  $               11.05                        -

        1999 Vivid Stock
        Option Plan (3)                            144,599  $                0.37                        -
                                --------------------------  ---------------------  -----------------------
     Subtotal                                      154,599  $                1.06                        -
                                --------------------------  ---------------------  -----------------------

Total                                            5,111,262  $                6.98                  679,797
                                ==========================  =====================  =======================

(1) The 2001 Option Plan replaced the 1991 Option Plan that expired on January 31, 2002.
(2) Relates to an option to purchase 10,000 shares issued to Richard Rifenburgh, a former director, in connection with his retirement from the Board of Directors. The option vested immediately and has a ten year term.
(3) Relates to options issued in 1999 associated with the acquisition of Vivid Technology.


                                    21 of 33

                          REPORT OF THE AUDIT COMMITTEE

     Concurrent's Audit Committee is responsible for, among other things, reviewing with Concurrent's independent auditors the scope and results of their audit engagement. In connection with the fiscal year 2004 audit, the Audit Committee has:

     - reviewed and discussed with management Concurrent's audited financial statements to be included in Concurrent's Annual Report on Form 10-K for the year ended June 30, 2004;

     - discussed with Deloitte & Touche LLP, Concurrent's independent auditors, the matters required by Statement of Auditing Standards No. 61, as amended; and

     - received from and discussed with Deloitte & Touche LLP the written disclosures and letter required by Independence Standards Board Standard No. 1 and discussed with them their independence.

     Based on the review and the discussions described in the preceding bullet points, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in Concurrent's Annual Report on Form 10-K for the year ended June 30, 2004 for filing with the SEC.

     All of the members of the Audit Committee have been determined by the Board to be independent within the meaning of applicable SEC rules and Nasdaq listing standards. Additionally, the Board has determined that both Mr. James and Mr. Blackmon qualify as audit committee financial experts pursuant to SEC regulations.



                                   AUDIT COMMITTEE

                                   C. Shelton James, Chairman
                                   Charles Blackmon
                                   Michael A. Brunner

                                   August 31, 2004


     The foregoing report and other information provided above regarding the Audit Committee should not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Acts, except to the extent that Concurrent specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


                                    22 of 33

AUDIT FEES

     The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of Concurrent's annual financial statements for each of fiscal year 2004 and fiscal year 2003 and for the reviews of the financial statements included in Quarterly Reports on Form 10-Q for fiscal year 2004 and fiscal year 2003 were $285,400 and $233,200, respectively.

AUDIT RELATED FEES

     The aggregate fees billed by Deloitte & Touche LLP for audit related services rendered to Concurrent for each of fiscal year 2004 and fiscal year 2003 were $20,100 and $19,100, respectively.

TAX FEES

     The aggregate fees billed by Deloitte & Touche LLP for tax services rendered to Concurrent for each of fiscal year 2004 and fiscal year 2003 were $82,117 and $112,225, respectively.

ALL OTHER FEES

     Pursuant to the Audit Committee Charter adopted by the Board of Directors on August 20, 2003, all permissible non-audit services to be performed by Deloitte & Touche LLP must be pre-approved by the Audit Committee. The aggregate fees billed by Deloitte & Touche LLP for services rendered to Concurrent, other than the services described above under "Audit Fees", "Audit Related Fees" and "Tax Fees," for each of fiscal year 2004 and fiscal year 2003 were $28,304 and $7,280, respectively.

     The Audit Committee has considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining the independent auditor's independence.


                                    23 of 33

     COMMON STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth, to the knowledge of Concurrent, the beneficial ownership of Concurrent's common stock as of August 23, 2004 for directors, the Named Executive Officers, directors and officers as a group, and each person who is a stockholder holding more than a 5% interest in Concurrent's common stock.

                                                                 OPTIONS
                                      NUMBER OF SHARES         EXERCISABLE    PERCENT OF
                                        BENEFICIALLY              WITHIN     OUTSTANDING
                                          OWNED(1)              60 DAYS(2)    SHARES(3)
                                      -----------------        ------------  ------------

DIRECTORS AND EXECUTIVE
-----------------------
OFFICERS:
--------
Alex B. Best                                      1,200             50,000             *
Charles Blackmon                                      -             30,000             *
Michael A. Brunner                               10,000             40,000             *
Jack A. Bryant, III                              84,945   (4)      530,044             *
C. Shelton James                                 16,500   (5)       47,000             *
Steve G. Nussrallah                              50,000             30,000             *
Stephen K. Necessary                             28,969   (6)      204,900             *
Steven R. Norton                                 89,761   (7)      435,200             *
Robert E. Chism                                  30,091   (8)      536,830             *
Kirk L. Somers                                   17,143   (9)       19,076             *

Directors, Named Executive
Officers, and other current
officers as a group (12 persons)                329,240          1,923,050          3.47%

FIVE PERCENT STOCKHOLDERS:
-------------------------
PRIMECAP Management                           4,831,000  (10)                       7.71%
Company
Columbia Wanger Asset Management LP           4,765,300  (11)                       7.61%

*     Less than 1.0%

(1) Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, Concurrent believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. This table is based upon information supplied by executive officers, directors and principal stockholders, and Schedule 13Gs and 13Fs filed with the SEC.
(2) Represents shares that can be acquired through stock option exercises on or prior to October 22, 2004.
(3) Based on an aggregate of 62,882,654 shares of common stock outstanding as of August 23, 2004. Assumes that all options exercisable on or prior to October 22, 2004 owned by this person are exercised. The total number of shares outstanding used in calculating this percentage also assumes that none of the options owned by other persons are exercised.
(4) Includes 50,000 shares that are held by Mr. Bryant's spouse and 7,021 shares held for the benefit of Mr. Bryant in Concurrent's Retirement Savings Plan.
(5)  Includes 2,000 shares that are held by Mr. James' spouse.
(6) Includes 6,769 shares held for the benefit of Mr. Necessary in Concurrent's Retirement Savings Plan and 8,325 shares of restricted stock. The restrictions on these shares will lapse annually over 3 years in equal increments starting on April 28, 2005.
(7) Includes 6,894 shares held for the benefit of Mr. Norton in Concurrent's Retirement Savings Plan and 59,800 shares of restricted stock. The restrictions on these shares will lapse annually over 3 years in equal increments starting on April 28, 2005.


                                    24 of 33

(8) Includes 100 shares that are held by Mr. Chism's spouse, 12,736 shares held for the benefit of Mr. Chism in Concurrent's Retirement Savings Plan and 14,325 shares of restricted stock. The restrictions on these shares will lapse annually over 3 years in equal increments starting on April 28, 2005.
(9) Includes 5,594 shares held for the benefit of Mr. Somers in Concurrent's Retirement Savings Plan and 8,550 shares of restricted stock. The restrictions on these shares will lapse annually over 3 years in equal increments starting on April 28, 2005.
(10) Represents shares of common stock beneficially owned by PRIMECAP Management Company ("PRIMECAP"). PRIMECAP has sole dispositive power with respect to 4,831,000 shares. The address of PRIMECAP is 225 Southlake Avenue #400, Pasadena, CA 91101. This information is included in reliance upon a
     Schedule 13F filed by PRIMECAP with the SEC on June 30, 2004.
(11) Represents shares of common stock beneficially owned by Columbia Wanger Asset Management LP ("Wanger"). Wanger has sole dispositive power with respect to 4,765,300 shares. The address of Wanger is 225 West Monroe Street, Suite 3000, Chicago, IL 60606-5016. This information is included in reliance upon a Schedule 13F filed by Wanger with the SEC on June 30, 2004.


                                    25 of 33

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                               (ITEM 2 OF NOTICE)

     The Audit Committee of the Board of Directors has selected the firm of Deloitte & Touche LLP as independent auditors of Concurrent for the fiscal year ending June 30, 2005 and is submitting the selection to stockholders for ratification. Deloitte & Touche LLP also served as Concurrent's independent auditors for the fiscal year ended June 30, 2004. A representative of Deloitte & Touche LLP will be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

     THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS.


              AMENDMENT TO THE CONCURRENT'S 2001 STOCK OPTION PLAN
                               (ITEM 3 OF NOTICE)

     Concurrent's 2001 Stock Option Plan (the "Plan") currently has stockholder approval for the issuance of up to 3,000,000 shares of Concurrent's common stock. As of August 11, 2004, 320,946 shares of common stock were available for issuance under the Plan.

     A proposal will be presented at the Annual Meeting of Stockholders to approve an amendment to the Plan to increase the number of shares of Concurrent common stock authorized for issuance under the Plan from 3,000,000 to 7,000,000. The amendment was adopted by the Board of Directors on August 11, 2004, subject to approval by the company's stockholders. The text of the Plan, as amended, is set forth in Exhibit A to this proxy statement, and stockholders are urged to review it together with the following summary, which is qualified in its entirety by reference to Exhibit A.

     If Concurrent's stockholders approve this proposed amendment, it would have the effect of immediately adding 4,000,000 shares to the Plan. Assuming the company's equity structure otherwise remains unchanged, grants and subsequent exercises of options to purchase all the additional shares subject to this proposal would dilute your respective percentage ownership interest in Concurrent by up to 6%.

     The Board has concluded that it is in the best interests of stockholders to enhance the company's ability to attract, retain and motivate personnel by means of equity incentives. The Board made its determination after giving consideration to the compensation and employee incentive practices of other comparable companies and of other companies in positions comparable to that of the company. The amendment was designed to enhance the flexibility of Concurrent's Board and the Compensation Committee within Concurrent's Board to grant stock options and other equity and equity based awards and to ensure that Concurrent can continue to grant such awards to such persons at levels determined to be appropriate by Concurrent's Compensation Committee. As of the date of this proxy statement, Concurrent does not have a commitment to grant additional options under Concurrent's Plan, however, Concurrent expects that immediately following the annual meeting, if this proposal is approved, the Compensation Committee will make the annual 2004 grants. The 2004 annual grant as well as future grants are believed to be necessary in order to hire additional employees and to properly incentivize existing employees.

2001 STOCK OPTION PLAN

     INTRODUCTION. The purpose of the Plan is to advance the interests of Concurrent by enabling officers, employees, non-employee directors and consultants of Concurrent and its affiliates to participate in Concurrent's future and to enable Concurrent to attract and retain such persons by offering them proprietary interests in Concurrent.

     The Plan provides for the grant of stock options ("Options") intended to qualify as incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and Options not


                                    26 of 33
intended to qualify under Section 422 of the Code ("Non-ISOs"). The Plan also allows for the grant, in connection with Options, of stock appreciation rights ("Stock Appreciation Rights"), the grant of restricted common stock awards ("Restricted Stock"), and the cash out of Options granted under the Plan. Options, Stock Appreciation Rights and Restricted Stock awards are referred to below collectively as "Awards."

     PLAN ADMINISTRATION AND SHARES SUBJECT TO THE PLAN. The Plan is administered by the Compensation Committee of the Board, members of which serve at the discretion of the Board. The Compensation Committee has the power to construe and interpret the Plan and determine the terms of the Options and other Awards granted under the Plan, including which eligible individuals are to receive Options, the time or times when grants are to be made, the number of shares subject to an Option, the exercise price for an Option, the status of an Option as either an ISO or a Non-ISO, and the vesting (exercise) schedule of each Option. In addition, the Compensation Committee may substitute new Options for previously granted Options, including Options previously granted with higher exercise prices.

     Pursuant to the Plan, the Compensation Committee shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a "non-employee director" under Rule 16b-3 of the Exchange Act and an "outside director" under Section 162(m) of the Code. Currently the Compensation Committee consists of three independent directors on Concurrent's Board who satisfy the above requirements and applicable Nasdaq independence requirements. The Compensation Committee has the power to construe and interpret the Plan and determine the terms of the Options and other Awards granted under the Plan, including which eligible individuals are to receive Options, the time or times when grants are to be made, the number of shares subject to an Option, the exercise price for an Option, the status of an Option as either an ISO or a NSO, and the vesting (exercise) schedule of each Option.

     The Plan currently provides for the issuance of an aggregate of 3,000,000 shares of common stock pursuant to Awards, which shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The Amended and Restated Plan, if approved, will provide for the issuance of 7,000,000 shares of common stock. In the event of certain corporate transactions, the Compensation Committee may make adjustments it determines appropriate to the number of shares of common stock reserved for issuance under the Plan, the annual grant caps provided in the Plan, the automatic Option grants to non-employee directors, the number and exercise price of shares subject to outstanding Options and Stock Appreciation Rights, and the number of shares subject to other outstanding Awards granted under the Plan. With limited restrictions, shares of common stock subject to Options or other Awards that are not exercised during their term, or that are otherwise forfeited, will again become available for the grant of new Awards under the Plan. In addition, any shares of common stock purchased by an optionee upon exercise of an Option that is subsequently repurchased by Concurrent pursuant to the terms of such Option, may again be the subject of an Award under the Plan.

     ELIGIBILITY AND ANNUAL GRANT CAPS. ISOs only may be granted to employees of Concurrent and its subsidiaries. Non-ISOs and other Awards may be granted to officers, employees and consultants of Concurrent, and officers, employees and consultants of designated affiliated companies. The Plan also provides for automatic grants of Non-ISOs to directors who are not company employees or employees of a designated affiliated company, in accordance with a formula set forth in the Plan.

     Subject to adjustment as noted above, no officer, employee or consultant may be granted in any calendar year Options to purchase more than 1,000,000 shares of common stock, Stock Appreciation Rights based on the appreciation with respect to more than 1,000,000 shares of common stock, or Awards of Restricted Stock for more than 1,000,000 shares of common stock.

     OPTIONS. Subject to the terms of the Plan, the Compensation Committee determines the terms of Options granted under the Plan. The purchase price of common stock purchased pursuant to the exercise of an Option must at least equal 100% of fair market value (as defined in the Plan) of common stock on the date of grant of the Option (except in the case of an ISO granted to a 10% shareholder under Section 422(b)(6) of the Code, in which case the purchase price must be at least equal to 110% of fair market value). The term of an Option may not exceed ten years (except in the case of an ISO granted to a 10% shareholder, in which case the term may not exceed five years).


                                    27 of 33

     Upon the exercise of an Option, the purchase price must be fully paid in cash, certified or bank check, or such other instrument as Concurrent may accept or, subject to the approval of the Compensation Committee, in shares of common stock equal in fair market value to the purchase price that have been held by the optionee for at least 6 months. The Compensation Committee also may provide for an Option to be exercised through a broker-facilitated cashless exercise procedure. Pursuant to internal policies, officers and directors, as defined under Section 16 of the Securities Exchange Act of 1934, as amended, may not utilize a broker arranged for by Concurrent to engage in cashless exercises.

     If the employment of an optionee terminates on account of death or "disability" (as defined in the Plan), the optionee's Option generally will remain exercisable, to the extent exercisable at the time of death or termination on account of disability, for one year after termination (or for the balance of the Option's term if less). In the case of a termination by death or disability, the Compensation Committee, in its discretion, also may provide for an Option to be exercisable on an accelerated basis. If the employment of an optionee terminates for any reason other than death or disability, the optionee's Option will remain exercisable, to the extent exercisable at the time of termination of employment (or on such accelerated basis as determined by the Compensation Committee), for 3 months after termination (or for the balance of the Option's term if less), unless the termination is for "cause" (as defined in the Plan), in which case the Option will expire immediately upon termination of employment.

     Upon the initial election of a non-employee director to the Board, he or she automatically will receive an Option under the Plan to purchase 20,000 shares of common stock. On the date of each successive Annual Meeting of Stockholders, such director automatically will receive an additional Option under the Plan to purchase 10,000 shares of common stock. These Options are fully vested Non-ISOs, priced at 100% of fair market value of common stock on the date of grant, and each Option terminates upon the earlier to occur of the tenth anniversary of the date of grant or three (3) years following termination of service on the Board, unless the termination is for cause, in which case the Option will expire immediately.

     Options granted under the Plan are not transferable by an optionee other than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of an optionee only by the optionee or the optionee's guardian or legal representative.

     STOCK APPRECIATION RIGHTS. Subject to the terms of the Plan, the Compensation Committee determines the terms of Stock Appreciation Right grants that may be made in the Compensation Committee's discretion in connection with Options granted under the Plan. A Stock Appreciation Right granted under the Plan is exercisable only at such time or times, and to the extent that, the Option to which it relates is exercisable. Upon the exercise of a Stock Appreciation Right, the Stock Appreciation Right holder will receive an amount in cash, common stock or both (as determined by the Compensation Committee) equal in value to the excess of the fair market value per share of the common stock on the date of exercise over the purchase price per share specified in the related Option, multiplied by the number of shares with respect to which the Stock Appreciation Right is exercised.

     RESTRICTED STOCK AWARDS. Subject to the terms of the Plan, the Compensation Committee determines the terms of Awards of Restricted Stock made under the Plan. A Restricted Stock Award made under the Plan is an award of common stock on which the Compensation Committee imposes such restrictions and conditions as the Compensation Committee deems appropriate, which may include, for example, continuous employment with Concurrent for a specified term or the attainment of specific goals. The restriction period for all or a portion of a Restricted Stock Award will be at least three (3) years, unless the restriction or restrictions applicable to the Award are based on the attainment of specific corporate, divisional or individual performance goals. Performance goals may be based on achieving a certain stock price, level of revenue, earnings, earnings per share, net income, return on equity, return on capital, return on assets, total stockholder return, return on sales or cash flow, or any combination thereof, of Concurrent or Concurrent's designated affiliate companies, or any division thereof, or on the extent of changes in such criteria.

     EFFECTS OF CERTAIN CHANGES OF CONTROL. If there is a change in control as defined in the Plan, (1) any and all outstanding Options and Stock Appreciation Rights will become immediately exercisable, and the Compensation Committee, in its discretion, shall have the right (but not the obligation) to cash out prior to the transaction each Option and Stock Appreciation Right by paying the optionee an amount, in cash or Stock, equal to the excess of the


                                    28 of 33
fair market value of a share of stock over the option price per share of stock times the number of shares of stock subject to the Option on the effective date of the cash out and (2) the restrictions imposed on the Restricted Stock will lapse, and the Restricted Stock will vest in the participant, and any dividends and distributions paid with respect to the Restricted Stock that were escrowed during any applicable restriction period will be paid to the participant.

     AMENDMENT; TERMINATION. The Board may amend or terminate the Plan at any time, except that no amendment may be made without stockholder approval (a) if the approval of stockholders is required by law or agreement, or (b) if the amendment would materially increase the benefits accruing to participants under the Plan, materially modify the requirements as to eligibility for participation in the Plan, or increase the automatic grants to non-employee directors. In addition, no amendment or termination may (1) disqualify the Plan from the exemption provided by Rule 16b-3 of the Exchange Act, or (2) impair the rights of an Award previously granted without the Award holder's consent (except for amendments made to cause the Plan to qualify for the exemption provided by Rule
16b-3 of the Exchange Act).   The Plan automatically will terminate on October
31, 2011, unless earlier terminated by the Board.

     PAYMENT OF TAXES. When an amount becomes includible in the gross income of an Award holder for income tax purposes relating to such Award, the Award holder is required to pay to Concurrent the taxes required by law to be withheld with respect to such amount. Concurrent may deduct such taxes from any payment otherwise due the Award holder. Unless otherwise determined by Concurrent, an Award holder may satisfy withholding requirements by electing to have Concurrent withhold from delivery shares of common stock having a value equal to the amount of tax to be withheld.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief general summary of certain federal income tax consequences applicable to Options, Stock Appreciation Rights and Restricted Stock Awards granted under the Plan, based on current federal income tax laws, regulations (including proposed regulations), and judicial and administrative interpretations thereof. The federal income tax law and regulations are frequently amended, and such amendments may or may not be retroactive. Individual circumstances also may vary these results.

     NON-QUALIFIED STOCK OPTIONS. An optionee will not recognize taxable income upon the grant of a Non-ISO. Upon the exercise of a Non-ISO, however, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares transferred to the optionee over the Option exercise price. If, however, an optionee's sale of the shares within 6 months of the transfer would subject the optionee to suit under Section 16(b) of the Exchange Act, the optionee will not recognize income on the date the shares are transferred to him or her, but will recognize income at a later date. The optionee's income will be based on the difference between the Option exercise price and the fair market value of the shares on the date that is the earlier of (1) six (6) months from the date of the transfer or (2) the first date that the shares can be sold by the optionee without liability under Section 16(b). An optionee in such case may elect, however, to have income recognized on the date of transfer under the rules of Section 83(b) of the Code. Concurrent normally will be entitled to a federal income tax deduction equal to the amount of income recognized by the optionee, provided applicable federal income tax reporting requirements are satisfied and subject potentially to a $1,000,000 deduction limitation under Section 162(m) of the Code with respect to certain executives. If shares acquired upon exercise of a Non-ISO are later sold, then the difference between the sales price and the fair market value of the shares on the date that ordinary income previously was recognized on the shares generally will be taxable as long-term or short-term capital gain or loss (depending upon whether the stock has been held for more than one year).

     Additional special rules not addressed above apply to an optionee who exercises a Non-ISO by paying the Option exercise price, in whole or in part, by the transfer of common stock to Concurrent.

     INCENTIVE STOCK OPTIONS. An optionee will not recognize taxable income upon the grant of an ISO. In addition, an optionee generally will not recognize taxable income upon the exercise of an ISO. However, upon exercise of an ISO, an optionee's alternative minimum taxable income is increased by the amount that the fair market value of shares transferred to the optionee upon exercise exceeds the Option exercise price, and an optionee's federal income tax liability may be increased as a result under the alternative minimum tax rules of the Code.


                                    29 of 33

     If an optionee sells the common stock acquired upon exercise of an ISO, the tax consequences of the sale (a "Disposition") depend upon whether the Disposition is a qualifying or disqualifying Disposition. A taxable Disposition of the shares is qualifying if it is made at least two (2) years after the date the ISO was granted and at least one year after the date the ISO was exercised (the "Holding Periods"). If the Disposition of the shares is a qualifying Disposition, any excess of the sale price of the common stock over the Option exercise price of the ISO is treated as long-term capital gain taxable to the optionee at the time of the Disposition. If the Disposition is a disqualifying Disposition (made prior to expiration of the Holding Periods), the optionee generally will recognize ordinary income at the time of the Disposition equal to the lesser of (1) the excess of the fair market value of the shares on the date the ISO was exercised over the Option exercise price or (2) the gain realized on the Disposition (i.e., the excess of the amount realized on the Disposition over the Option exercise price), and any excess of the sale price of the shares over the fair market value of the shares on the date the ISO was exercised will be taxed as short-term or long-term capital gain.

     Unless an optionee engages in a disqualifying Disposition of common stock, Concurrent will not be entitled to a federal income tax deduction with respect to an ISO. If an optionee engages in a disqualifying Disposition, Concurrent normally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the optionee, provided applicable federal income tax reporting requirements are satisfied and subject potentially to a $1,000,000 deduction limitation under Section 162(m) of the Code with respect to certain executives.

     Additional special rules not addressed above apply to an optionee who exercises an ISO by paying the Option exercise price, in whole or in part, by the transfer of common stock to Concurrent.

     RESTRICTED STOCK AWARDS. A Plan participant generally will not be taxed upon the grant of a Restricted Stock Award if the shares are subject to restrictions that amount to a substantial risk of forfeiture (as defined in the Code), but rather will recognize ordinary income in an amount equal to the fair market value of the common stock at the time the shares are no longer subject to a substantial risk of forfeiture. Concurrent normally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income, provided applicable federal income tax reporting requirements are satisfied and subject potentially to a $1,000,000 deduction limitation under
Section 162(m) of the Code with respect to certain executives. However, an Award holder may elect (not later that 30 days after acquiring shares subject to a substantial risk of forfeiture) to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding that such shares are subject to a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by the Award holder at the time the restrictions lapse. However, if shares with respect to which such an election was made are later forfeited, no tax deduction is allowable to the Award holder for the forfeited shares.

     STOCK APPRECIATION RIGHTS. The grant of Stock Appreciation Rights ordinarily will not result in taxable income to a Plan participant or a federal income tax deduction to Concurrent. Upon exercise of a Stock Appreciation Right, the Award holder will recognize ordinary income and Concurrent normally will have a corresponding deduction in an amount equal to the cash or the fair market value of the shares of common stock received by the Award holder, subject potentially to a $1,000,000 deduction limitation under Section 162(m) of the Code with respect to certain executives. If an Award holder allows a Stock Appreciation Right to expire, other than as a result of exercise of a related Option, the Internal Revenue Service may contend that the Award holder has ordinary income in the year of expiration equal to the amount of cash or the fair market value of the common stock that the Award holder would have received if he or she had exercised the Stock Appreciation Right immediately before it expired.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE 2001 STOCK OPTION PLAN.

STOCK PRICE PERFORMANCE GRAPH

                                [GRAPHIC OMITTED]

     The graph below compares the total returns (assuming reinvestment of dividends) of Concurrent's common stock, The Nasdaq Stock Market (U.S. companies), and the Nasdaq Computer Manufacturers Index. The graph assumes $100 invested on June 30, 1999 in Concurrent common stock and each of the indices.


                                    30 of 33

                       COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                                     PERFORMANCE GRAPH FOR
                                CONCURRENT COMPUTER CORPORATION


                                    6/30/99   6/30/00   6/29/01   6/28/02   6/30/03   6/30/04
CCUR                                $ 100.00  $ 207.90  $ 110.88  $  73.66  $  38.02  $  31.36
Nasdaq Stock Market (US Companies)  $ 100.00  $ 147.83  $  80.27  $  54.68  $  60.71  $  76.53
Nasdaq Computer Manufacturers       $ 100.00  $ 184.11  $  74.61  $  48.76  $  55.99  $  65.14



The foregoing graph should not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Acts, except to the extent that Concurrent specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


                                    31 of 33

     OTHER MATTERS

EXPENSES OF SOLICITATION

     All costs of solicitation of proxies will be borne by Concurrent. In addition to solicitations by mail, Concurrent's directors, officers and employees, without additional remuneration, may solicit proxies by telephone and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and Concurrent will reimburse them for their related out-of-pocket expenses.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Concurrent's officers and directors, and persons who beneficially own more than ten percent of Concurrent's common stock, to file reports of ownership of Concurrent's securities and changes in such ownership with the SEC. Officers, directors and ten percent stockholders are required by the SEC's regulations to furnish Concurrent with copies of all Section 16(a) forms they file.

     Based solely upon a review of copies of the Section 16(a) filings filed by Concurrent's officers and directors and persons who beneficially own more than ten percent of Concurrent's common stock and written representations from certain reporting persons, Concurrent believes all required Section 16(a) reports were timely filed in fiscal year 2004.

HOUSEHOLDING

     As permitted by the Exchange Act, only one copy of this proxy statement and Concurrent's Annual Report to Stockholders are being delivered to stockholders residing at the same address, unless such stockholders have notified Concurrent of their desire to receive multiple copies of the proxy statement or annual report. Concurrent will promptly deliver, upon oral or written request, a separate copy of the annual report or proxy statement, as applicable, to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to the corporate secretary at 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096.

     Stockholders residing at the same address and currently receiving only one copy of the proxy statement or annual report may contact the corporate secretary at 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096, to request multiple copies in the future. Stockholders residing at the same address and currently receiving multiple copies may contact the corporate secretary to request that only a single copy of the proxy statement and annual report be mailed in the future.


                                    32 of 33

2005 STOCKHOLDER PROPOSALS

     Proposals of stockholders for possible consideration at the 2005 Annual Meeting of Stockholders (expected to be held in October 2005) must be received by the Secretary of Concurrent at 4375 River Green Parkway, Suite 100, Duluth, Georgia 30096, not later than May 20, 2005 to be considered for inclusion in the proxy statement for that meeting if appropriate for consideration under applicable securities laws. Stockholder proposals should be sent to:

                         Concurrent Computer Corporation
                         4375 River Green Parkway
                         Suite 100
                         Duluth, Georgia 30096
                         Attn:  Secretary

     In addition, a stockholder may bring business before the 2005 Annual Meeting of Stockholders, other than a proposal included in the proxy statement, or may submit nominations for directors, if the stockholder complies with the requirements specified in Concurrent's Bylaws. The Bylaws require that a stockholder must:

     - Provide written notice that is received by the Secretary of Concurrent not less than 60 days nor more than 90 days prior to the date of the annual meeting; provided, however, that if less than 70 days notice or prior public disclosure of the date of the annual meeting is given or made to the stockholders, the stockholder's notice will be timely if received by no later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or such public disclosure was made; and

     - Supply the additional information listed in Article IV of Concurrent's Bylaws.

     Management generally will be able to vote proxies in its discretion unless the proponent of a stockholder proposal (a) provides Concurrent with a timely written statement that the proponent intends to deliver a proxy statement to at least the percentage of Concurrent's voting shares required to carry the proposal, (b) includes the same statement in the proponent's own proxy materials, and (c) provides Concurrent with a statement from a solicitor confirming that the necessary steps have been taken to deliver the proxy statement to at least the percentage of Concurrent's voting shares required to carry the proposal.


OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the meeting. If any other matters are properly presented to the meeting, the proxy holders intend to vote, or otherwise to act, in accordance with their judgment on such matters.


                                   By Order of the Board of Directors,

                                   /s/ Kirk L. Somers
                                   Kirk L. Somers
                                   General Counsel & Secretary
Duluth, Georgia
September 7, 2004


                                    33 of 33

                                    EXHIBIT A

                        CONCURRENT COMPUTER CORPORATION
                             2001 STOCK OPTION PLAN

SECTION 1.     Purpose.  The purpose of the Concurrent Computer Corporation 2001
               -------
Stock Option Plan is to advance the interests of Concurrent Computer Corporation (the "Company") by enabling officers, employees, non-employee directors and consultants of the Company and its Affiliates to participate in the Company's future and to enable the Company to attract and retain such persons by offering them proprietary interests in the Company.

SECTION 2.     Definitions.  For purposes of the Plan, the following terms are
               -----------
defined as set forth below:

               a.   "Affiliate" means a corporation or other entity controlled
                     ---------
                    (as determined by the Committee) directly, or indirectly through one or more intermediaries, by the Company and designated by the Committee as such.

               b.   "Award" means an award granted to a Participant in the form
                     -----
                    of a Stock Appreciation Right, Stock Option, or Restricted Stock, or any combination of the foregoing.

               c.   "Board" means the Board of Directors of the Company.
                     -----

               d.   "Cause" shall have the meaning set forth in Section 9.
                     -----

               e.   "Change of Control" shall have the meaning set forth in
                     -----------------
                    Section 12.

               f.   "Code" means the Internal Revenue Code of 1986, as amended
                     ----
                    from time to time, and any successor thereto.

               g.   "Committee" means the Committee referred to in Section 5.
                     ---------

               h.   "Company" means Concurrent Computer Corporation, a Delaware
                     -------
                    corporation.

               i.   "Disability" means permanent and total disability as
                     ----------
                    determined under procedures established by the Committee for purposes of the Plan (provided, in the case of Incentive Stock Option "Disability" is determined consistent with permanent and total disability as defined in Section 22(e)(3) of the Code).

               j.   "Exchange Act" means the Securities Exchange Act of 1934, as
                     ------------
                    amended from time to time, and any successor thereto.

               k.   "Fair Market Value" means the closing sale price as of any
                     -----------------
                    given date of a share of Stock if the Stock is listed on a national securities exchange or quoted on the NASDAQ system or, if no such closing price is available on such date, such closing price as reported for the immediately preceding business day. If the Stock is not listed on a national securities exchange or quoted on the NASDAQ system, the Fair Market Value of the Stock shall be determined by the Committee in good faith.

               l.   "Incentive Stock Option" means any Stock Option intended to
                     ----------------------
                    be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

               m.   "Non-Qualified Stock Option" means any Stock Option that is
                     --------------------------
                    not an Incentive Stock Option.

               n.   "Normal Retirement" means retirement from active employment
                     -----------------
                    with the Company or an Affiliate at or after age 65 or at such other age as may be specified by the Committee in the Award agreement.

               o.   "Participant" means an officer, employee, non-employee
                     -----------
                    director or consultant of the Company or of an Affiliate to whom an Award has been granted that has not terminated, expired or been fully exercised.

               p.   "Plan" means the Concurrent Computer Corporation 2001 Stock
                     ----
                    Option Plan, as set forth herein and as hereinafter amended from time to time.

               q.   "Restriction Period" means the period of time, which may be
                     ------------------
                    a single period or multiple periods, during which Restricted Stock awarded to a Participant remains subject to the Restrictions imposed on such Stock, as determined by the Committee.

               r.   "Restrictions" means the restrictions and conditions imposed
                     ------------
                    on Restricted Stock awarded to a Participant, as determined by the Committee, that must be satisfied in order for the Restricted Stock to vest, in whole or in part, in the Participant.

               s.   "Restricted Stock" means an award of Stock subject to
                     ----------------
                    Restrictions whereby the Participant's rights to full enjoyment of the Stock are conditioned upon the future performance of substantial services or are otherwise subject to a "substantial risk of forfeiture" within the meaning of
                    Section 83 of the Code.

               t.   "Restricted Stock Agreement" means a written agreement
                     --------------------------
                    between a Participant and the Company evidencing an Award of Restricted Stock.

               u.   "Restricted Stock Award Date" means the date on which the
                     ---------------------------
                    Committee awarded Restricted Stock to the Participant.

               v.   "Retirement" means Normal Retirement or early retirement if
                     ----------
                    the Company's Profit Sharing and Savings Plan provides for same.

               w.   "Rule 16b-3" means the exemption under Rule 16b-3 to Section
                     ----------
                    16(b) of the Exchange Act, as amended from time to time.

               x.   "Stock" means common stock, $.01 per share par value, of the
                     -----
                    Company.

               y.   "Stock Appreciation Right" means a right granted under
                     ------------------------
                    Section 10 to receive the appreciation in a share of Stock.

               z.   "Stock Option" or "Option" means an option granted under
                     ------------      ------
                    Section 7 or 9.

               aa.  "Termination of Employment" means the termination of a
                     -------------------------
                    Participant's employment with the Company and any Affiliate. A Participant employed by an Affiliate also shall be deemed to incur a Termination of Employment if the Affiliate ceases to be an Affiliate and the Participant does not immediately thereafter become an employee of the Company or another Affiliate.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used. For purposes of the definitions set forth in this Section 2, the singular shall include the plural and the plural shall include the singular.

SECTION 3.     Effective Date.  The effective date of the Plan shall be November
               --------------
1, 2001.

SECTION 4.     Stock Subject to Plan.  The total number of shares of Stock
               ---------------------
reserved and available for distribution pursuant to Awards under the Plan shall be 3,000,000 shares of Stock, inclusive of all shares previously reserved and available for distribution under the Concurrent Computer Corporation 1991 Restated Stock Option Plan (the "1991 Plan") that, as of the effective date of the Plan, are not subject to an outstanding award under the 1991 Plan. Shares of Stock reserved and available for distribution pursuant to Awards under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     If any shares of Stock cease to be subject to a Stock Option (as a result of cancellation, expiration or exchange of such Option), if any shares of Restricted Stock are forfeited, or if any Award otherwise terminates without a distribution being made to the Participant in the form of Stock, such shares shall again be available for Awards under the Plan. In addition, any Stock purchased by a Participant upon exercise of an Option under the Plan, that is subsequently repurchased by the Company pursuant to the terms of such Option, may again be the subject of an Award under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization (including, but not limited to, the issuance of Stock or any securities convertible into Stock in exchange for securities of the Company), stock dividend, stock split or reverse stock split, extraordinary distribution with respect to the Stock or other similar change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares reserved for issuance under the Plan, the annual grant caps described in Section 6, the non-employee director grant numbers described in
Section 7, and the number and Option price of shares subject to outstanding Awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion; provided, however, that the number of shares subject to any Award always shall be a whole number. Such adjusted Option price also shall be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option. In addition, the Committee shall have the right (in any manner that the Committee in its discretion deems consistent with Section 424(a) of the Code and without regard to the annual grant caps described in Section 6) to make any Award to effect the assumption of, or the substitution for, stock option, stock appreciation right and restricted stock grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such stock option, stock appreciation right and restricted stock grants.

SECTION 5.     Administration.
               --------------

     The Plan shall be administered by the Compensation Committee ("Committee") of the Board or such other committee of the Board, composed of not less than two
(2) members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a "non-employee director" under Rule 16b-3 and an "outside director" under Section 162(m) of the Code. If at any time no Committee shall be in place, the functions of the Committee specified in the Plan shall be exercised by the Board.

     The Committee shall have plenary authority to grant Awards to officers, employees and consultants of the Company or an Affiliate.

     Among other things, the Committee shall have the authority, subject to the terms of the Plan,

          (a) to select the officers, employees and consultants to whom Awards may from to time be granted;

          (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock, or any combination thereof, are to be granted hereunder;

          (c) to determine the number of shares of Stock to be covered by each Award granted hereunder;

          (d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option price, any vesting restriction or limitation, any repurchase rights in favor of the Company and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Stock relating thereto, based on such factors as the Committee shall determine);

          (e) to determine under what circumstances an Award may be settled in cash or Stock; and

          (f)  to determine Fair Market Value.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from to time, deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto); and to otherwise supervise the administration of the Plan.

     The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

     Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

SECTION 6.     Eligibility and Annual Grant Caps.
               ---------------------------------

     Officers, employees and consultants of the Company and its Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company and its Affiliates are eligible to be granted Awards under the Plan. Non-employee directors of the Company are eligible only to be granted Options pursuant to Section 7. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Award under the Plan shall not be eligible to receive an Award under the Plan for the duration of the waiver.

      No officer, employee or consultant shall be granted in any calendar year Options to purchase more than 1,000,000 shares of Stock, Stock Appreciation Rights based on the appreciation with respect to more than 1,000,000 shares of Stock, or Awards of Restricted Stock for more than 1,000,000 shares of Stock.

SECTION 7.     Options Granted to Non-Employee Directors.
               -----------------------------------------

     The provisions of this Section 7 govern the granting and terms of Options for any director of the Company who is not an employee of the Company or any of its Affiliates ("Eligible Director"). No Option may be granted to Eligible Directors other than pursuant to this Section 7.

     On the date of the initial election of an Eligible Director to the Board, without further action by the Board or the stockholders of the Company, such Eligible Director automatically shall be granted an Option to purchase 20,000 shares of Stock. On the date of each Annual Meeting of Stockholders of the Company after an Eligible Director's initial election, such Eligible Director shall be granted, without further action by the Board or the stockholders of the Company, an Option to purchase 10,000 shares of Stock, for service to be provided as a director of the Company.

     The Option price per share purchasable upon the exercise of an Option under this Section 7 shall be 100% of the Fair Market Value of such share as of the date such Option is granted. Each Option granted under this Section 7 shall be immediately exercisable and no Option shall be exercisable after the expiration of ten (10) years from the date of grant. Each Option granted pursuant to this
Section 7 shall be exercisable during the period the Eligible Director remains a member of the Board and for a period of three (3) years following termination of service on the Board, other than termination for Cause (in which case the Option shall immediately terminate in full), or until the tenth (10th) anniversary of the date of grant, whichever period is shorter.

SECTION 8.     Duration of the Plan.
               ---------------------

     The Plan shall terminate ten (10) years from the effective date specified in Section 4, unless terminated earlier pursuant to Section 13, and no Options may be granted thereafter.

SECTION 9.     Stock Options.
               -------------

     Stock Options granted under the Plan may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     The Committee shall have the authority to grant any officer, employee or consultant of the Company or of an Affiliate Stock Options (with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiary corporations (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

     Stock Options shall be evidenced by Option agreements, the terms and provisions of which may differ. An Option agreement shall indicate on its face whether it is an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a Participant in any grant of a Stock Option, determines the number of shares of Stock to be subject to such Stock Option to be granted to such individual and takes such other action as necessary for the grant of the Stock Option. The Company shall notify a Participant of any grant of a Stock Option, and a written Option agreement shall be duly executed and delivered by the Company to the Participant. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under
Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422 of the Code.

     Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

          (a)     Option Price.  The Option price per share of Stock purchasable
                  ------------
under an Option shall be determined by the Committee and set forth in the Option agreement, and shall not be less than the Fair Market Value of a share of Stock subject to the Option on the date of grant of the Option (or, in the case of an Incentive Stock Option granted to a "10 percent" shareholder under Section 422(b)(6) of the Code, shall not be less than 110% of the Fair Market Value of a share of Stock subject to the Option on the date of grant of the Option).

          (b)     Option  Term.  The term of each Stock Option shall be ten (10)
                  ------------
years, unless otherwise specified by the Committee in the written option agreement (provided that no Option shall be exercisable more than ten (10) years after the date of grant and no Incentive Stock Option granted to a "10 percent" shareholder under Section 422(b)(6) of the Code shall be exercisable more than five (5) years after the date of grant).

          (c)     Exercisability.  Subject to Section 12, Stock Options shall be
                  --------------
exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time, accelerate the exercisability of any Stock Option.

          (d)     Method of Exercise.  Subject to the provisions of this Section
                  ------------------
9, Stock Options may be exercised (to the extent then exercisable), in whole or in part, at any time during the Option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

     Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment in full or in part also may be made in the form of unrestricted Stock already owned by the optionee of the same class as the Stock subject to the Stock Option; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Stock of the same class as the Stock subject to the Stock Option shall be authorized only at the time the Stock Option is granted. If a Stock Option is exercised using unrestricted Stock already owned by the optionee, such Stock must have been held by the optionee for at least six (6) months.

     In the discretion of the Committee, payment for any Stock subject to an Option also may be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The value of already owned shares of Stock exchanged in full or partial payment for the shares purchased upon the exercise of an Option shall be equal to the aggregate Fair Market Value of such already owned shares of Stock on the date preceding the exercise of such Option (and transfer of such already owned shares to the account of the Company).

          (e)     Non-transferability of Options.  No Stock Option shall be
                  ------------------------------
transferable by the optionee other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the Option agreement and any person to whom an Option is transferred by will or the laws of descent and distribution.

          (f)     Termination by Death.  If an optionee's employment terminates
                  --------------------
by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (g)     Termination by Reason of Disability.  If any optionee's
                  -----------------------------------
employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine, for a period of one year (or such shorter period as the Committee may specify at grant) from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one-year period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such one-year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (h)     Other Termination.  If an optionee incurs a Termination of
                  -----------------
Employment for any reason other than death, Disability or Cause, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine, for a period of three (3) months (or such shorter period as the Committee may specify at grant) from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is shorter. If an optionee incurs a Termination of Employment by the Company or an Affiliate for Cause, any Stock Option held by such optionee shall thereupon immediately terminate in full. Unless otherwise determined by the Committee at the time of grant of an Option, for the purposes of the Plan, "Cause" shall have the same meaning as that set forth in any employment or severance agreement in effect between the Company and the Participant at the time of determination. If there is no such employment or severance agreement, "Cause" shall have the same meaning as set forth in the Award or if there is no such definition in the Award, "Cause" shall mean (1) the conviction of the optionee for committing a felony under federal law or the law of the state in which such action occurred, (2) dishonesty in the course of fulfilling the optionee's employment duties (or duties as a director, in the case of a non-employee director), or (3) willful and deliberate failure on the part of the optionee to perform his or her employment duties (or duties as a director, in the case of a non-employee director) in any material respect.

          (i)     $100,000 Limit for Incentive Stock Options.  No Stock Option
                  ------------------------------------------
shall be treated as an ISO to the extent that the aggregate Fair Market Value of the shares of Stock subject to the Option that would first become exercisable in any calendar year exceeds $100,000. Any such excess instead automatically shall be treated as a Non-Qualified Stock Option. The Committee shall interpret and administer the Incentive Stock Option limitation set forth in this Section 9(i) in accordance with Section 422(d) of the Code, and the Committee shall treat this Section 9(i) as in effect only for those periods for which Section 422(d) of the Code is in effect.

          (j)     Cashing out of Option.  On receipt of written notice of
                  ---------------------
exercise, the Committee may elect to cash out all or part of any Stock Option to be exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of a share of Stock that is the subject of the Option exercise over the Option price times the number of shares of Stock subject to the Option on the effective date of such cash out.

SECTION 10.     Stock Appreciation Rights.
                --------------------------

          (a)     Grant and Exercise.  Stock Appreciation Rights may be granted
                  ------------------
in conjunction with all or part of a Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

     A Stock Appreciation Right may be exercised by an optionee in accordance with Section 10(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 10(b). A Stock Option that has been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised.

          (b)     Terms and Conditions.  Stock Appreciation Rights shall be
                  --------------------
subject to such terms and conditions as shall be determined by the Committee, including the following:

                 (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 9 and this
                         Section 10.

                 (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Stock, or both, equal in value to the excess of the Fair Market Value of one share of Stock over the Option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

                 (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 9(e).

                 (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of determining the number of shares of Stock available for issuance under the Plan in accordance with Section 4, but only to the extent of the number of shares resulting from dividing the value of the Stock Appreciation Right at the time of exercise, determined in accordance with this Section 10, by the Fair Market Value of one share of Stock.

SECTION 11.     Terms of Restricted Stock Awards.
                --------------------------------

     Subject to and consistent with the provisions of the Plan, with respect to each Award of Restricted Stock to a Participant, the Committee shall determine

          (a) the terms and conditions of the Restricted Stock Agreement between the Company and the Participant evidencing the Award;

          (b) the Restriction Period for all or a portion of the Award, which Restriction Period may differ with respect to each Participant but shall be at least three (3) years, unless the Restriction or

     Restrictions applicable to the Award are based on the attainment of specific corporate, divisional or individual performance standards or goals;

          (c) the Restriction or Restrictions applicable to the Award, including, but not limited to, continuous employment with the Company or an Affiliate for a specified term or the attainment of specific corporate, divisional or individual performance standards or goals, which Restrictions or Restrictions may differ with respect to each Participant;

          (d) whether the Participant shall receive the dividends and other distributions paid with respect to the Award as declared and paid to the holder of the Stock during the Restriction Period or whether such dividends or other distributions shall be withheld by the Company for the account of the Participant until the Restriction Period has expired or the Restrictions have been satisfied, and whether interest shall be paid on such dividends and other distributions withheld, and if so, the rate of interest to be paid; and

          (e) the percentage of the Award that shall vest in the Participant in the event of death, Disability or Retirement prior to the expiration of the Restriction Period or the satisfaction of the Restrictions applicable to the Award.

     Upon an Award of Restricted Stock to a Participant, the stock certificate representing the Restricted Stock shall be issued in the name of the Participant, or otherwise shall be transferred to the name of the Participant on the books and records of the Company, whereupon the Participant shall become a stockholder of the Company with respect to such Restricted Stock and shall be entitled to vote the Stock. Any stock certificates issued to the Participant shall be held in custody by the Company, together with stock powers executed by the Participant in favor of the Company, until the Restriction Period expires and the Restrictions imposed on the Restricted Stock are satisfied.

SECTION 12.     Change of Control.
                -----------------

     Unless an Award agreement provides otherwise, upon the occurrence of a Change of Control,

          (a) any and all outstanding Options and Stock Appreciation Rights shall become immediately exercisable, and the Committee, in its discretion, shall have the right (but not the obligation) to cash out prior to the transaction each Option and Stock Appreciation Right by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of a share of Stock over the Option price per share of Stock times the number of shares of Stock subject to the Option on the effective date of the cash out (in which event each Option and Stock Appreciation Right shall thereupon expire); and

          (b) the Restriction Period and Restrictions imposed on the Restricted Stock shall lapse, and the Restricted Stock shall vest in the Participant, and any dividends and distributions paid with respect to the Restricted Stock that were escrowed during the Restriction Period shall be paid to the Participant.

     For purposes of this Plan, "Change of Control" means the occurrence of any of the following events:

          (a) the acquisition, directly or indirectly, by any "person" or "group" (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Exchange Act and the rules thereunder, including, without limitation, Rule 13d-5(b)) of "beneficial ownership" (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors ("voting securities") of the Company that represent 35% or more of the combined voting power of the Company's then outstanding voting securities, other than

               (i) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

               (ii) an acquisition of voting securities by the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

               (iii) an acquisition of voting securities pursuant to a transaction described in clause (c) below that would not be a Change of Control under clause (c);

          (b) a change in the composition of the Board that causes less than a majority of the directors of the Company to be directors that meet one or more of the following descriptions:

               (i) a director who has been a director of the Company for a continuous period of at least 24 months, or

               (ii) a director whose election or nomination as director was approved by a vote of at least two-thirds of the then directors described in clauses (b)(i), (ii), or (iii) by prior nomination or election, but excluding, for the purpose of this subclause
               (ii), any director whose initial assumption of office occurred as a result of an actual or threatened (y) election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board or (z) tender offer, merger, sale of substantially all of the Company's assets, consolidation, reorganization, or business combination that would be a Change of Control under clause (c) on consummation thereof, or

               (iii) directors who were serving on the Board as a result of the consummation of a transaction described in clause (c) that would not be a Change of Control under clause (c);

          (c) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets or (z) the acquisition of assets or stock of another entity, in each case, other than in a transaction

               (i) that results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least 50% of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

               (ii) after which more than 50% of the members of the Board of Directors of the Successor Entity were members of the Board at the time of the Board's approval of the agreement providing for the transaction or other action of the Board approving the transaction (or whose election or nomination was approved by a vote of at least two-thirds of the members who were members of the Board at that time), and

               (iii) after which no person or group beneficially owns voting securities representing 35% or more of the combined voting power of the Successor Entity, unless the Board determines in its discretion that beneficial ownership by a person or group of voting securities representing 35% or more of the combined voting power of the Successor Entity shall not be deemed a Change of Control; or

               (iv)     a liquidation or dissolution of the Company.

     For purposes of clarification, an acquisition of Company securities by the Company that causes the Company's voting securities beneficially owned by a person or group to represent 35% or more of the combined voting power of the Company's then outstanding voting securities is not to be treated as an "acquisition" by any person or group for purposes of clause (a) above. For purposes of clause (a) above, the Company makes the calculation of voting power as if the date of the acquisition were a record date for a vote of the Company's shareholders, and for purposes of clause (c) above, the Company makes the calculation of voting power as if the date of the consummation of the transaction were a record date for a vote of the Company's shareholders.

SECTION 13.     Amendments and Termination.
                --------------------------

     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made that would (i) impair the rights of an Award theretofore granted without the Participant's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3.
In addition, no such amendment shall be made without the approval of the Company's stockholders (a) to the extent such approval is required by law or agreement or (b) to the extent such amendment materially increases the benefits accruing to Participants under the Plan, materially modifies the requirements as to eligibility for participation in the Plan, or increases the grants under
Section 7.

     The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Award holder without the holder's consent, except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3.

     Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Awards that qualify for beneficial treatment under such rules without shareholder approval.

SECTION 14.     General Provisions.
                ------------------

     (a) Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

     (b) The Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company or an Affiliate to terminate the employment of any employee at any time.

     (c) No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. No federal tax withholding shall be effected under the Plan that exceeds the minimum statutory federal withholding requirements.

     (d) The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

     (e) Agreements entered into by the Company and Participants relating to Awards under the Plan, in such form as may be approved by the Committee from time to time, to the extent consistent with or permitted by the Plan shall control with respect to the terms and conditions of the subject Award. If any provisions of the Plan or any agreement entered into pursuant to the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan or the subject agreement.

     (f) As a condition to the grant of an Award, or the issuance of shares of Stock subject to an Award, the Committee may prescribe corporate, divisional, and/or individual performance goals applicable to all or any portion of the shares subject to the Award. Performance goals may be based on achieving a certain level of revenue, earnings, earnings per share, net income, return on equity, return on capital, return on assets, total shareholder return, return on sales or cash flow, or any combination thereof, of the Company or the Company and its Affiliates, or any division thereof, or on the extent of changes in such criteria.

     (g) All references to sections are to sections of the Plan unless otherwise indicated. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.